Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                                     01/21/97

Investor Certificateholder Floating Allocation Percentage                 97.46%
Investor Certificateholder Fixed Allocation Percentage                    97.50%

Aggregate Amount of  Collections                                  26,883,734.66
     Aggregate Amount of  Interest Collections                     7,875,661.36
     Aggregate Amount of  Principal Collections                   19,008,073.30

Class A Interest Collections                                       7,675,863.71
Class A Principal Collections                                     17,633,674.48
Seller Interest Collections                                          199,797.65
Seller Principal Collections                                       1,374,398.82

Weighted Average Loan Rate                                                13.52%
Net Loan Rate                                                             12.52%

Weighted Average Maximum Loan Rate                                        18.61%

Class A-1 Certificate Rate                                               5.8445%
Maximum Investor Certificate Rate                                       12.5200%
Class A-1 Certificate Interest Distributed                         4,167,449.65
Class A-1 Investor Certificate Interest Shortfall before Dra               0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                   0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                  0.00
Unpaid Class A-1 Carryover Interest Amount                                 0.00









Maximum Principal Dist. Amount (MPDA)                             18,532,871.47
Alternative Principal Dist. Amount (APDA)                         17,633,674.48
Rapid Amortization Period? (Y=1, N=0)                                      0.00
Scheduled Principal  Distribution Amount (SPDA)                   17,633,674.48

Principal  allocable to Class A-1                                 17,633,674.48

SPDA deposited to Funding Account                                 17,633,674.48
Subsequent Funding Mortgage Loans Purchased in Period                      0.00
Cumulative Subsequent Funding Mortgage Loans Purchased                     0.00


Accelerated Principal Distribution Amount                                  0.00

APDA allocable to Class A-1                                                0.00


Reimbursement to Credit Enhancer                                           0.00

Spread Trigger hit?                                         No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount                 385,051.52


Cumulative Investor Liquidation Loss Amount                          385,051.52

Total Principal allocable to A-1                                  18,018,726.00


Beginning Class A-1 Certificate Principal Balance                802,182,699.93

Ending Class A-1 Certificate Principal Balance                   784,163,973.93




Pool Factor (PF)                                                      0.9571403

Servicer Certificate (Page 2 of  3)

Distribution Date:                                                     01/21/97

Retransfer Deposit Amount (non 2.07 transfers)                             0.00
Servicing Fees Distributed                                           587,958.23
Beg. Accrued and Unpaid Inv. Servicing Fees                                0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                              0.00
End. Accrued and Unpaid Inv. Servicing Fees                                0.00

Number of Mortgage Loans Retransferred pursuant to 2.07                       0
Cumulative Number of Mortgage Loans Retransferred pursuant t                  0
Mortgage Loans Retransferred pursuant to 2.07 ($)                          0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)               0.00

Aggregate Investor Liquidation Loss Amount                           385,051.52
Investor Loss Reduction Amount                                             0.00

Beginning Pool Balance                                           726,539,138.68
Ending Pool Balance                                              708,504,197.96
Beginning Invested Amount                                        806,384,126.93
Ending Invested Amount                                           788,365,400.93
Beginning Seller Principal Balance                                20,989,267.35
Ending Seller Principal Balance                                   20,973,052.63
Additional Balances                                                1,374,398.82

Beginning Funding Account Balance                                100,834,255.60
Ending Funding Account Balance                                   100,834,255.60
Ending Funding Account Balance % (before any purchase of Sub              14.10%
Ending Funding Account Balance % (after purchase of Subseque              12.00%
Principal Balance of Subsequent Funding Loans Purchased in P              $0.00
Principal Collections to purchase Additional Balances and/or              $0.00

Excess Funding Amount









Beginning Spread Account Balance                                   2,100,714.00
Ending Spread Account Balance                                      2,100,714.00

Beginning Seller Interest                                                  2.89%
Ending Seller's Interest                                                   2.96%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                                        1,171
   60 - 89 days (Del Stat 2)                                      44,056,846.94
     No. of Accounts                                                        239
     Trust Balance                                                 8,270,660.84
   90+ (Del Stat 3+)
     No. of Accounts                                                        327
     Trust Balance                                                12,006,374.93
   270+ (Del Stat 9+)
     No. of Accounts                                                         33
     Trust Balance                                                 1,127,663.44
   REO
     No. of Accounts                                                          5
     Trust Balance                                                   197,597.94

Rapid Amortization Event ?                                  No
   Failure to make payment within 5 Business Days of RequireNo Failure to perform covenant relating to Trust's Security No Failure to perform other covenants as described in the AgNo
   Breach of Representation or Warranty ?                   No
   Bankruptcy, Insolvency or Receivership relating to SellerNo Subject to Investment Company Act of 1940 Regulation ? No
   Servicing Termination ?                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% ofNo

Servicer Certificate (Page 3 of  3)

Distribution Date:                                                     01/21/97

Event of Default ?                                          No
   Failure by Servicer to make payment within 5 Bus. Days ofNo Failure by Servicer to perform covenant relating to TrustNo Failure by Servicer to perform other covenants as describNo Bankruptcy, Insolvency or Receivership relating to MasterNo
   Trigger Event ?                                          No

Policy Fee Distributed to Credit Enhancer (Paid directly froN/A
Premium Distributed to Credit Enhancer                                     0.00
Amount Distributed to Seller                                       1,574,196.47
Master Servicer Credit Facility Amount                                     0.00
Guaranteed Principal Distribution Amount                                   0.00
Credit Enhancement Draw Amount                                             0.00
Spread Account Draw Amount                                                 0.00
Capitalized Interest Account Draw                                          0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                        0.00
Amount paid to Trustee                                                     0.00
Cumulative Draw under Policy                                               0.00
Net Yield                                                                  3.77%


Total  Available Funds
     Aggregate Amount of Collections                              26,883,734.66
     Deposit for principal not used to purchase subsequent l               0.00
     Interest Earnings on the Pre-Funding Account                          0.00
     Deposit from Capitalized Interest Account                             0.00
     Total                                                        26,883,734.66


Application of Available Funds
     Servicing Fee                                                   587,958.23
     Prinicpal and Interest to Class A-1                          22,186,175.65

     Seller's portion of Principal and Interest                    1,574,196.47
     Funds deposited into Funding Account (Net)                            0.00
     Funds deposited into Spread  Account                                  0.00
     Excess funds released to Seller                               2,535,404.31
     Total                                                        26,883,734.66


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                                     01/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage                97.4631%
Class A Certificateholder Fixed Allocation Percentage                   97.5000%

Beginning Class A-1 Certificate Balance                          802,182,699.93


Class A-1 Certificate Rate                                             5.844530%

Class A-1 Certificate Interest Distributed                             5.086734

Class A-1 Certificate Interest Shortfall Distributed                   0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall              0.000000


Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed                           21.993421

   Maximum Principal Distribution Amount                              22.620980
   Scheduled Principal  Distribution Amount (SPDA)                    21.523432
   Accelerated Principal Distribution Amount                           0.000000
   Aggregate Investor Liquidation Loss Amount Distributed              0.469989

Total Amount Distributed to Certificateholders                        26.610167

Principal Collections deposited into Funding Account              17,633,674.48
Ending Funding Account Balance                                   100,834,255.60

Ending Class A-1 Certificate Balance                             784,163,973.93


Class A-1 Factor                                                      0.9571403

Pool Factor (PF)                                                      0.9571403

Unreimbursed Liquidation Loss Amount                                         $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                     $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss A                 $0

Class A Servicing Fee                                                587,958.23

Beginning Invested Amount                                        806,384,126.93
Ending Invested Amount                                           788,365,400.93
Beginning Pool Balance                                           726,539,138.68
Ending Pool Balance                                              708,504,197.96

Spread Account Draw Amount                                                 0.00
Credit Enhancement Draw Amount                                             0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                                     01/21/97

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                                      1,171
     Trust Balance                                                44,056,846.94

   60 - 89 days (Del Stat 2)
     No. of Accounts                                                        239
     Trust Balance                                                 8,270,660.84

   90+ (Del Stat 3+)
     No. of Accounts                                                        327
     Trust Balance                                                12,006,374.93

   REO
     No. of Accounts                                                          5
     Trust Balance                                                   197,597.94

Aggregate Liquidation Loss Amount for Liquidated Loans               248,544.16

Class A-1 Certificate Rate for Next Distribution Date       To be updated


Amount of any Draws on the Policy                                          0.00

Subsequent Mortgage Loans
     No. of Accounts                                                       0.00
     Trust Balance                                                         0.00
     Cumulative No. of Accounts                                            0.00
     Cumulative Trust Balance                                              0.00

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                   0
    Cumulative Number of Mortgage Loans Retransferred pursua                  0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                      0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07               0.00